                     BERKSHIRE CAPITAL INVESTMENT TRUST
                    Berkshire Capital Growth & Value Fund

                                     1998
                                 Annual Report

                              TABLE OF CONTENTS



                                                                    Page
                                                                    ----

    Letter to Shareholders ........................................   1
    Performance Graph .............................................   4
    Independent Auditor's Report ..................................   5
    Schedule of Investments .......................................   6
    Statement of Assets & Liabilities .............................   7
    Statement of Operations .......................................   8
    Statement of Changes in Net Assets ............................   9
    Financial Highlights, Related Ratios and Supplemental Data ....  10
    Notes to Financial Statements .................................  11

PERFORMANCE SUMMARY
(total returns as of 12/31/98)
------------------------------------------------------------------------------
                                                        Average annual total
              Q1       Q2       Q3       Q4    1 Year   return since inception
                                                        (07/01/97 - 12/31/98)
==============================================================================
BFOCX       16.44%  13.42%    -2.19%   58.06%  104.17%    46.46%
DJIA        11.75%   2.15%   -11.99%   17.59%   18.13%    14.71%
S&P 500     13.95%   3.30%    -9.95%   21.29%   28.72%    26.44%
NASDAQ      17.02%   3.32%   -10.51%   29.58%   40.20%    32.75%
Composite
==============================================================================

Past performance does not guarantee future results.
All returns reflect reinvested dividends.




                                                             February 27, 1999


Dear Shareholder:

    We are pleased to report that 1998 was an exceptional year for your Fund. We met our goal of delivering superior returns to our shareholders by posting a gain of 104.17% for the 12 month period ended December 31. As you can see in the Performance Summary chart at the top of the page, we outperformed all of our benchmarks by a substantial margin. Your Fund posted a gain of more than
3.6 times the return of the S&P 500 Index, the most widely used benchmark by mutual funds for relative market performance. Your Fund also outperformed the average total return of 14.52% posted by all U.S. equity funds for 1998 according to data from Lipper, Inc., a leading mutual fund rating company. Further establishing our relative outperformance was The Wall Street Journal's report that 83% of all U.S. equity funds failed to match the returns of the S&P 500 index for 1998. While we are enthusiastic about our performance, it is important to remind our shareholders that we are certain such remarkable returns are unsustainable over the long-term. Nevertheless, 1998 was a year that we will never forget and we hope that you enjoyed being a part of our success.
    The performance of your Fund did not go unrecognized as The Wall Street Journal and Lipper, Inc. ranked your Fund the #5 best-performing equity fund in the U.S. for 1998. The Fund was also ranked by Lipper, Inc. as the #1 fund in its category for the same period. Mutual Funds Magazine, a leading mutual fund publication, also noted our exceptional performance by naming the Fund as one of its 1998 All-Star Mutual Funds. Mutual Fund Magazine also awarded your Fund the title of "1998 Rookie Fund of the Year" which is a prestigious award given annually to the fund with outstanding performance in its first full-year of operation.

TECHNOLOGY LEADERS POSTED STRONG GAINS FOR 1998
    The Fund's heavy weighting in technology stocks contributed substantially to its performance for the year. We have always maintained a bias towards investing in the technology sector because we believe that technology is quickly becoming the key driver of the U.S. economy. Moreover, your Fund's principal office is located in the heart of Silicon Valley, giving us a tremendous advantage in utilizing our connections within the industry. From our Silicon Valley location we can witness the direction of technology firsthand, allowing us to make informed investment decisions on behalf of the Fund.


                                            Annual Report to Shareholders | 1

DELL COMPUTER SETS THE PACE
    Among the Fund's best performing investments for 1998 was Dell Computer which gained 249% for the year. We believe that Dell is one of the most efficiently managed companies in the world. Dell employs an intensely focused business model based on the direct delivery of high-end PCs to its customers. The fundamental advantage of Dell's direct model is that it allows the company to maintain inventories that are closely matched to user demand. As a result, Dell can install components into its computers reflecting only the very latest technology. Dell's direct business model also allows the company to pass on lower component prices to its customers. Most importantly, Dell's direct relationship with its customers allows the company to deliver a superior customer experience which builds customer satisfaction and brand loyalty. Dell has everything we like in a company and we anticipate that it will remain a core holding of our Fund for 1999 and beyond.

NETWORKING LEADER EXECUTES FLAWLESSLY
    Another company which performed exceptionally well during 1998 was Cisco Systems which appreciated 152%. Cisco is the world's leading supplier of high-performance networking equipment for the Internet. The company dominates the networking equipment space by offering the broadest line of networking products. Cisco has demonstrated a history of spectacular sales and earnings growth while maintaining gross margins of more than 65%. We are excited about owning the market leader in a rapidly growing industry. Looking forward to 1999, we see the company entering into a strong product cycle where it will introduce as many new products in a single quarter as it would normally introduce during a full year. Cisco is clearly positioned to enjoy solid growth in the future and we expect the company to remain a core holding of the Fund.

MICROSOFT CONTINUES TO DOMINATE
    Microsoft also contributed substantially to the Fund's overall performance for 1998 with a return of 115%. The company's dominance in the personal computer market remains unchallenged by its competitors. If you own a personal computer, it is almost certain that you are using a Microsoft product. It has been estimated that 90% of all personal computers currently use a Microsoft operating system. There is no question that as the proliferation of the personal computer continues to grow, Microsoft stands only to benefit since it receives a royalty each time a computer is sold. Meanwhile, we continue to monitor the government's antitrust suit against the company and are of the opinion that the Microsoft will ultimately prevail. Looking at Microsoft's financial performance, we find the company's record as nothing short of extraordinary. Today, Microsoft has gross margins of 90% and over $19 billion in cash on its balance sheet. The company's net margins are 40% and are continuing to expand. This means that for every $1 of sales, Microsoft retains $.40 in after-tax earnings. With such phenomenal financial performance and favorable prospects going forward, it is easy to see why Microsoft continues to be a major holding of our Fund.


                                             Annual Report to Shareholders | 2

AN 800-POUND GORILLA IS BORN
    Another top-performing technology stock for the Fund during 1998 was America Online. Already the most dominant franchise of the Internet space, America Online truly came of age during the period as the company's share price appreciated a stunning 576%. With over 17 million subscribers, America Online is the world's leading provider of Internet access and content. The company has successfully leveraged its brand name into multiple sources of revenue streams including membership fees, high-margin advertising and electronic commerce. America Online's pending combination with Netscape and its alliance with Sun Microsystems will allow the company to continue to build on its momentum as the industry leader. Looking ahead we believe the company is better positioned than ever to be able to provide consistent and predictable financial returns to investors. We expect America Online to remain an integral part of our portfolio during 1999.

INTERNET MEDIA KING SOARS
    For 1998, the single stock that clearly outpaced all other investments for the Fund was Yahoo!. Shareholders of the company saw the value of their holdings increase by 584% during the period. Yahoo! is an Internet media company widely known for its popular search engine used to navigate the Web. The company has the most heavily trafficked web-site on the Internet and derives the majority of its revenues from the high-margin advertisements on its web pages and electronic commerce. The company has built a strong brand-name and is one of the few businesses in the sector to have ever made a profit. Yahoo!'s underlying business model is tremendously profitable with gross margins of 90% or roughly equivalent to that of Microsoft's. The company also has a strong balance sheet with no debt and nearly $500 million in cash. We continue to be impressed by Yahoo!'s quality management team and the company's ability to consistently beat revenues and earnings projections. We expect to continue to own Yahoo! for many years to come.

LONG-TERM OUTLOOK IS BRIGHT
    Looking ahead, we anticipate the economy will continue to grow at a steady rate with low inflation, an environment which is very favorable for financial assets. We also believe that the worst of the Asia-Pacific crisis is behind us. Our goal for 1999 will be to continue to focus our investments in only those companies which have dominant franchises and strong growth prospects. Moreover, we are very enthusiastic about the potential of all the Fund's current holdings. You can be assured that we will be working hard on your behalf to continue the trend that we began in 1998. Thank you for your confidence in our abilities and for your investment in the Berkshire Capital Growth & Value Fund.


                                    Sincerely,

                                    /s/ Malcolm R. Fobes III
                                    ---------------------------------
                                    Malcolm R. Fobes III
                                    Chairman & Chief Investment Officer








                                             Annual Report to Shareholders | 3

                              PERFORMANCE OVERVIEW
                   Hypothetical $10,000 Investment At Inception*

                           Average Annual Total Return
                     for the periods ended December 31, 1998

                           One Year     Since Inception*
                            104.14%          46.46%

                              [GRAPH DEPICTED HERE]


                                 S&P 500     BERKSHIRE CAPITAL
                                  INDEX     GROWTH & VALUE FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-98          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,042
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822


* The inception date of the Fund was July 1, 1997. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Standard & Poor's 500 Index (the "Index") represents an unmanaged, broad-basket of stocks. The Index is typically used as a proxy for overall market performance. The Fund's portfolio may differ significantly from the securities in the Index. The Index does not reflect the cost of portfolio management or trading.




                          Important Legal Disclosures

This report is submitted for the general information of the shareholders of the Berkshire Capital Growth & Value Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied or preceded by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information. Please read the prospectus carefully.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ Composite index all represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Investing in technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the Fund's Prospectus carefully. Copies of the most recent Prospectus may be obtained by calling the Fund directly at (877) 526-0707.


                                             Annual Report to Shareholders | 4

Independent
Auditor's Report


To the Shareholders and Board of Trustees

Berkshire Capital Growth & Value Fund
San Jose, California


We have audited the accompanying statement of assets and liabilities of Berkshire Capital Growth & Value Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period from July 1, 1997 (commencement of operations) to December 31, 1997 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berkshire Capital Growth & Value Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 1, 1997 (commencement of operations) to December 31, 1997 in the period then ended, in conformity with generally accepted accounting principles.


/s/ McCurdy & Associates
------------------------------
McCurdy & Associates CPA's, Inc.

Westlake, Ohio 44145
January 10, 1999


                                             Annual Report to Shareholders | 5

                        Berkshire Capital Growth & Value Fund
                               Schedule of Investments
                                   December 31, 1998




                                           Number of
                                            Shares       Value
                                            ------       -----
COMMON STOCKS - 66.18%

Computers - Micro - 8.29%
Dell Computer Corp.*                         400      $ 29,275
                                                        ------
Computer Software - 3.54%
Microsoft Corp.*                              90        12,482
                                                        ------
Computer Storage Devices - 3.61%
EMC Corp. - Mass*                            150        12,750
                                                        ------
Conglomerate - 2.00%
Berkshire Hathaway (Class B)*                  3         7,050
                                                         -----
Internet Software - 25.63%
America Online, Inc.*                        400        62,050
Yahoo!, Inc.                                 120        28,433
                                                        ------
                                                        90,483
                                                        ------
Medical - Drugs - 2.13%
Warner-Lambert Company                       100         7,519
                                                         -----

Networking Products - 13.28%
Cisco Systems, Inc.*                         505        46,870
                                                        ------
Semiconductor - 3.36%
Intel Corp.                                  100        11,856
                                                        ------

Telecommunication Equipment - 4.34%
Lucent Technologies, Inc.                     80         8,795
Tellabs, Inc.*                                95         6,513
                                                         -----
                                                        15,308
                                                        ------
TOTAL COMMON STOCKS
(cost - $129,033)                                      233,593
                                                       -------
REPURCHASE AGREEMENTS - 28.33%
Fifth Third Bank, 3.82%,
dated 12/31/98, maturing 1/4/99,
to be repurchased at $100,010
collateralized by $100,000 in
Federal National Mortgage Association,
7.0%, 11/1/17,
(cost $100,000)                          100,000       100,000
                                                       -------
OTHER ASSETS
LESS LIABILITIES - 5.49%                                19,395
                                                        ------
NET ASSETS - 100%
Equivalent to $16.44 per share                       $ 352,988
                                                       =======
*Non-income producing




                  (See Accompanying Notes to Financial Statements)



                                             Annual Report to Shareholders | 6

                    Berkshire Capital Growth & Value Fund
                    Statement of Assets and Liabilities
                             December 31, 1998




ASSETS:
   Investment in securities, at value
   (identified cost - $229,033) ...........................    $  333,593
   Cash in bank ...........................................        14,385
   Subscriptions receivable ...............................         5,000
   Interest receivable ....................................            10
                                                                  -------
   Total Assets ...........................................       352,988
                                                                  -------

LIABILITIES:
   Total Liabilities ......................................             0
                                                                  -------
NET ASSETS ................................................    $  352,988
                                                                  =======

NET ASSETS COMPRISED OF:
    Capital paid-in on shares of beneficial interest ......    $  248,408
    Undistributed net investment income ...................            20
    Accumulated unrealized appreciation on investments ....       104,560
                                                                  -------
NET ASSETS ................................................    $  352,988
                                                                  =======
Net asset value per share based on
21,474 shares outstanding .................................    $    16.44
                                                                    =====



               (See Accompanying Notes to Financial Statements)


                                             Annual Report to Shareholders | 7

                     Berkshire Capital Growth & Value Fund
                            Statement of Operations
                     For the Period Ended December 31, 1998




INVESTMENT INCOME:
    Dividends .............................................       $   152
    Interest ..............................................           228
                                                                      ---
Total Investment Income ...................................           440
                                                                      ---
EXPENSES:
    Investment advisory fees ..............................         2,410
    Administration fees ...................................           803
                                                                      ---
Total expenses before fee waiver ..........................         3,213
    Investment advisory and administration
      fees waived - Note (6) ..............................       (3,213)
                                                                   ------
Total Expenses ............................................             0
                                                                   ------

NET INVESTMENT INCOME .....................................           440
                                                                      ---

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
    Net realized gain on investments ......................        24,183
    Net change in unrealized appreciation on investments ..       117,173
                                                                  -------
Net Gain on Investments ...................................       141,356
                                                                  -------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .................................     $ 141,796
                                                                  =======



               (See Accompanying Notes to Financial Statements)


                                             Annual Report to Shareholders | 8

                     Berkshire Capital Growth & Value Fund
                      Statement of Changes in Net Assets



                                                     Year           Period (a)
                                                     Ended           Ended
                                                   12/31/98        12/31/97
                                                   --------        --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
    Net investment income .......................     $ 440       $ 1,138
    Net realized gain (loss) on investments .....    24,183        (2,613)
    Net change in unrealized appreciation
      on investments ............................   117,173       (12,613)
                                                    -------       --------
Net increase (decrease) in net assets
  from operations ...............................   141,796       (14,088)
                                                    -------       --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .......................     (420)        (1,138)
    Net realized gain on investments ............  (21,571)              0
                                                     ------        -------

Total distributions to shareholders .............  (21,991)        (1,138)


CAPITAL SHARE TRANSACTIONS - Note 2:
    Proceeds from shares sold....................   109,780        115,500
    Increase from shares issued in
      reinvested distributions ..................    21,991          1,138
    Shares redeemed .............................         0              0
                                                     ------        -------
Net increase in net assets from
capital share transactions ......................   131,771        116,638


TOTAL INCREASE IN NET ASSETS ....................   251,576        101,412


NET ASSETS:
    Beginning of period
     (including undistributed net investment
     income of $0) ..............................   101,412              0
                                                    -------        -------
    End of period
     (including undistributed net investment
     income of $20 and $0 respectively) ......... $ 352,988        101,412
                                                    =======        =======

(a) Represents the period from the commencement of operations
    (July, 1 1997) to December 31, 1997.



               (See Accompanying Notes to Financial Statements)




                                             Annual Report to Shareholders | 9

                    Berkshire Capital Growth & Value Fund
                            Financial Highlights



                                                     Year           Period (a)
                                                     Ended           Ended
                                                   12/31/98        12/31/97
                                                   --------        --------

Per Share Data for a Share Outstanding
Throughout Each Period

NET ASSET VALUE, BEGINNING OF PERIOD:                $ 8.64        $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ....................          .03            .10
    Net realized and unrealized
      gains (losses) on investments ..........         8.97         (1.36)
                                                       ----          -----
Total from investment operations .............         9.00           8.74

DISTRIBUTIONS:
    Dividends (from net investment income) ...        (.02)          (.10)
    Distributions (from capital gains) .......       (1.18)              0
                                                      -----          -----
Total distributions ..........................       (1.20)          (.10)
                                                      -----          -----

NET ASSET VALUE, END OF PERIOD:                     $ 16.44         $ 8.64
                                                      =====           ====



TOTAL RETURN - Note (6) ......................      104.17%       (12.60%)(b)




SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ....................    $ 352,988      $ 101,412
    Ratio of expenses to
      average net assets(c) ..................        1.93%          1.00%(b)
    Ratio of expenses to
      average net assets(d) ..................           0%             0%
    Ratio of net investment income to
      average net assets(c) ..................      (1.66%)          0.12%(b)
    Ratio of net investment income to
      average net assets(d) ..................        0.26%          1.12%(b)
    Portfolio turnover rate ..................         136%            13%(b)


(a) Represents the period from the commencement of operations
    (July, 1 1997) to December 31, 1997.
(b) Not annualized.
(c) Before fee waiver.
(d) After fee waiver.


               (See Accompanying Notes to Financial Statements)


                                            Annual Report to Shareholders | 10

                      Berkshire Capital Growth & Value Fund
                         Notes to Financial Statements
                               December 31, 1998




(1) SIGNIFICANT ACCOUNTING POLICIES:

The Berkshire Capital Investment Trust (the "Trust") was organized as a business trust under the state of Delaware on November 25, 1996. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Capital Growth & Value Fund (the "Fund") is an open-end non-diversified portfolio of the Trust. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

(a) Security Valuation
    ------------------
The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.

(b) Federal Income Taxes
    --------------------
The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Use of Estimates
    ----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Distributions to Shareholders
    -----------------------------
Dividends to shareholders are recorded on the ex-dividend date.

(e) Security Transactions and Related Income
    ---------------------------------------
The Trust follows the industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.


                                            Annual Report to Shareholders | 11

                      Berkshire Capital Growth & Value Fund
                         Notes to Financial Statements
                                December 31, 1998



(2) CAPITAL SHARE TRANSACTIONS:

The Trust is authorized to issue an unlimited number of shares of $1.00 par capital stock. As of December 31, 1998 there was $248,408 of total paid-in capital.

                                          1998                    1997
                                   Shares      Amount      Shares      Amount
                                   ------      ------      ------      ------
Shares sold .....................   8,415     $109,780     11,607     $115,500
Shares issued on
  reinvestment of dividends .....   1,321       21,991        132        1,138
Shares redeemed..................       0            0          0            0


(3) ORGANIZATIONAL COSTS:

All organizational costs were borne by the Fund's Investment Advisor.

(4) REGISTRATION FEES:

All registration fees were borne by the Fund's Investment Advisor.

(5) INVESTMENT TRANSACTIONS:

Purchases  and  sales  of  investment  securities,  other than U.S. Government
obligations   and   short-term   investments,   were  $200,936  and  $209,791
respectively.  Net  gain on investments for the period ended December 31, 1998
were   $141,356.  That  amount  represents  the  net  increase  in  value  of investments held during the period.

For   federal   income   tax  purposes,  the  cost  of  investments  owned  at
December 31, 1998 was the same as identified cost. At December 31, 1998 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                      Appreciation ........   $ 106,204
                      Depreciation ........     (1,644)
                                                -------
                      Net appreciation.....   $ 104,560
                                                =======


                                            Annual Report to Shareholders | 12

                      Berkshire Capital Growth & Value Fund
                         Notes to Financial Statements
                                December 31, 1998




(6) RELATED PARTY TRANSACTIONS/
    INVESTMENT ADVISORY AND ADMINISTRATION FEES:

Certain officers and directors of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital Holdings, Inc. Under the terms of the Investment Advisory Agreement, Berkshire Capital Holdings, Inc. will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital Holdings, Inc. receives a fee as compensation for services rendered, facilities furnished and expenses assumed. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). The administration fee is based on the following schedule:

                     Percentage      Daily Net Asset Range
                     ----------      ---------------------
                       .50%          $0 to $50 million
                       .45%          $50 to $200 million
                       .40%          $200 to $500 million
                       .35%          $500 to $1 billion
                       .30%          excess of $1 billion


Berkshire Capital Holdings, Inc. may at its discretion, forego fees normally paid to it by the Trust for services rendered. For the period ending December 31, 1998 Berkshire Capital Holdings, Inc. has waived all investment advisory and administration fees. The foregoing of such fees for 1998 had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in the increase of the yield to the shareholders.

As of December 31, 1998, Malcolm R. Fobes III and Ronald G. Seger owned 38% and 27% of the Fund's outstanding shares respectively and are considered control persons as defined under Section 2(a)(9) of the 1940 Act by virtue of their ownership of more than 25% of the voting securities of the Fund. Mr. Fobes is Chairman of the Fund and shareholder of Berkshire Capital Holdings, Inc. Mr. Seger is a Trustee of the Fund and also a shareholder of Berkshire Capital Holdings, Inc.


                                            Annual Report to Shareholders | 13

                      Berkshire Capital Investment Trust
                     Berkshire Capital Growth & Value Fund
                     -------------------------------------
                                475 Milan Drive
                                  Suite #103
                              San Jose, CA 95134
                                (877) 526-0707



                               Board of Trustees
                               -----------------
                             Malcolm R. Fobes III
                                Ronald G. Seger
                                Leland F. Smith
                                Andrew W. Broer



                       Investment Adviser/Administrator
                       --------------------------------
                       Berkshire Capital Holdings, Inc.
                                475 Milan Drive
                                  Suite #103
                              San Jose, CA 95134



                                 Legal Counsel
                                 -------------
                      Brown, Cummins & Brown Co., L.P.A.
                               3500 Carew Tower
                               441 Vine Street
                            Cincinnati, Ohio 45202



                              Independent Auditor
                              -------------------
                       McCurdy & Associates CPA's, Inc.
                              27955 Clemens Road
                              Westlake, OH 44145



                                Transfer Agent
                                --------------
                          Mutual Shareholder Services
                            1301 East Ninth Street
                                  Suite #3600
                              Cleveland, OH 44114



                                   Custodian
                                   ---------
                               Fifth Third Bank
                           38 Fountain Square Plaza
                             Cincinnati, OH 45263




                                            Annual Report to Shareholders | 14